J.P. Morgan Income Funds

JPMorgan Real Return Fund
(All Share Classes)
(a series of JPMorgan Trust I)

Supplement dated September 1, 2009
to the Prospectuses dated July 1, 2009, as Supplemented

Portfolio Manager Change. The following paragraph replaces the relevant disclosure under the heading “Real Return Fund” in “The Portfolio Managers” subsection in “The Funds’ Management and Administration” section for the JPMorgan Real Return Fund:

Real Return Fund

The portfolio management team consists of Donald A. Clemmenson, Managing Director, and Steven Lear, Managing Director. Mr. Clemmenson and Mr. Lear have been portfolio managers of the Fund since March 2008 and August 2009, respectively. Mr. Clemmenson is a portfolio manager in the U.S. Fixed Income Group. An employee of JPMIM since 1984, he currently trades governments, futures and agencies and is responsible for the duration decision on short-term accounts. He previously headed the trading desk and traded mortgages, corporates, preferred stock, non-dollar, foreign exchange, high yield, emerging markets and money markets. Mr. Lear is the Deputy Chief Investment Officer for the New York and London fixed income investment teams. In this role, he is responsible for overseeing the U.S. Broad market strategies, including core, core plus, long duration and stable value. Prior to joining JPMIM in 2008, Mr. Lear was at Schroder Investment Management for ten years, serving as the head of the U.S. fixed income securities for three years.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
PROSPECTUS FOR FUTURE REFERENCE

SUP-RR-PM-909